UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 16, 2005

                        Commission File Number 000-50218

                            EMPS RESEARCH CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 UTAH                                    87-0669131
     -------------------------------           --------------------------------
     (State or other jurisdiction of           (I.R.S. Employer Identification
      incorporation or organization)                       Number)

                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 -----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                 -------------
                                   (Zip Code)

                                 (801) 582-1881
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation

         On February 9, 2005, the Board of Directors of EMPS Research Corporation (the "Company") approved, and the stockholders holding a majority of the outstanding shares of the Company approved and ratified by written consent, a change in the Company's name from EMPS Research Corporation to Bekem Metals, Inc.

         On March 16, 2005, the Company filed an amendment to its Articles of Incorporation changing the name of the Company from EMPS Research Corporation to Bekem Metals, Inc. The Company is changing its name to better reflect its efforts to explore and develop the Gornostayevskoe mineral field in northeastern Kazakhstan.

         NASDAQ Market Data Integrity has confirmed that the change in the Company's name and OTCBB symbol will become effective at the opening of business on Thursday, March 17, 2005. The Company's new trading symbol will be BKMM.

Item 7.01 Regulation FD

         On March 16, 2005, the Company issued a press release announcing the above discussed changes to its name and trading symbol. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

         Financial Statements.

         None.

         Exhibits. The following exhibits are included as part of this report:

                  3.01 Amendment to Articles of Incorporation of EMPS Research Corporation

                  99.01 Press Release of EMPS Research Corporation dated March 16, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EMPS Research Corporation



Date: March 16, 2005                            By: /s/ James Gunnell
                                                   -----------------------------
                                                   James Gunnell, Secretary

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